AUGUST 6, 2026
SUPPLEMENT TO
HARTFORD FIXED INCOME FUNDS PROSPECTUS
DATED FEBRUARY 27, 2026, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford Hybrid and Credit Opportunities Fund (formerly, Hartford Low Duration High Income Fund), including information related to a mutual fund to exchange traded fund conversion and amending and restating the Hartford Hybrid and Credit Opportunities Fund Summary Section to reflect the updates to the Fund that were effective July 31, 2026. This Supplement should be read in connection with your Statutory Prospectus.
(A) Mutual Fund to Exchange Traded Fund Conversion
At a meeting held on August 4-5, 2026, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved the conversion of Hartford Hybrid and Credit Opportunities Fund (formerly, Hartford Low Duration High Income Fund) (the “Acquired Fund”) into a newly created exchange-traded fund, Hartford Hybrid and Credit Opportunities ETF (the “Acquiring Fund”), pursuant to an Agreement and Plan of Reorganization and Liquidation (the “Conversion”). The Conversion is anticipated to occur after the close of trading on November 13, 2026 (or at such earlier or later date as determined by an officer of the Company) (the “Conversion Date”). The Acquiring Fund has not commenced operations and will commence operations upon the closing of the Conversion. The Conversion will be effected through the reorganization of the Acquired Fund into the Acquiring Fund. Hartford Funds Management Company, LLC, the Acquired Fund’s investment manager, will serve as the investment manager to the Acquiring Fund. Wellington Management Company LLP will serve as the sub-adviser to the Acquiring Fund. The Acquiring Fund will have the same investment objective, principal investment strategy, fundamental policies and portfolio manager as the Acquired Fund.
Hartford Funds Management Company, LLC believes that the Conversion will provide multiple benefits for shareholders of the Acquired Fund, including (1) lower net expenses taking into consideration an expense limitation arrangement that will be in place for at least one year from the Conversion Date; (2) additional trading flexibility with respect to fund shares; (3) increased portfolio holdings transparency; and (4) potential for enhanced tax efficiency. The Conversion is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. As a result, Acquired Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. federal income tax purposes as a result of the Conversion (except with respect to cash received or with respect to investors whose shares are redeemed or whose investment is liquidated prior to and in connection with the Conversion, as explained elsewhere in this Supplement).
In connection with the Conversion, eligible shareholders of the Acquired Fund will receive shares of the Acquiring Fund equal in value to the number of shares of the Acquired Fund they own immediately prior to the Conversion, as well as a cash payment in lieu of any fractional shares of the Acquiring Fund, which cash payment may be taxable.
Although no strategy-driven portfolio realignment is anticipated in connection with the Conversion, prior to the Conversion, the Acquired Fund may engage in transition management techniques, such as selling portfolio investments, including in order to fund redemption transactions prior to and in connection with the Conversion. The purchase and sale of securities during this transition period may be made at a disadvantageous time. Sales of such assets may result in taxable income or gains to the Acquired Fund, which may result in increased taxable distributions to shareholders either by the Acquired Fund prior to the Conversion or by the Acquiring Fund after the Conversion, as well as transaction costs. Furthermore, redemptions of a large number of shares of the Acquired Fund relative to the size of the Acquired Fund may have adverse tax consequences limiting the use of any capital loss carryforwards and certain other losses of the Acquired Fund to offset any future realized capital gains. The Acquired Fund may pay a distribution of ordinary income and/or capital gains prior to the Conversion Date. Please consult your tax advisor for information regarding the tax consequences, if any, applicable to your investment.
The information about tax consequences in this Supplement relates to the U.S. federal income tax consequences of the Conversion only. Shareholders should consult their tax advisors about possible federal, state and local tax consequences of the Conversion.
Importantly, in order to be eligible to receive shares of the Acquiring Fund as part of the Conversion, Acquired Fund shareholders must hold their shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund. If Acquired Fund shareholders do not hold their shares of the Acquired Fund through that type of brokerage account, they will not receive shares of the Acquiring Fund as part of the Conversion. For Acquired Fund shareholders that do not currently hold their shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the Q&A that follows for additional actions that such Acquired Fund shareholders must take to receive shares of the Acquiring Fund as part of the Conversion. No further action is required for Acquired Fund shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund.
Completion of the Conversion is subject to a number of conditions under the Agreement and Plan of Reorganization and Liquidation, but shareholders of the Acquired Fund are not required to approve the Conversion. Existing Acquired Fund shareholders will receive an information statement/prospectus describing in detail both the Conversion and the Acquiring Fund, and summarizing the Board’s considerations in approving the Conversion.
Effective as of the close of business on September 30, 2026, the following changes to the Acquired Fund will take effect: (1) the Acquired Fund will be closed to new investors with limited exceptions; (2) no contingent deferred sales charge (“CDSC”) will be imposed on redemptions of the Class A or Class C shares; (3) no sales charges will be imposed on purchases of Class A shares; (4) any current Letter of Intent (LOI) under which Class A shares of the Acquired Fund were purchased will be considered completed; (5) no finders’ fees or upfront commissions will be paid to financial intermediaries on Class A or Class C shares; and (6) distribution and service (Rule 12b-1) fees on all applicable Acquired Fund share classes will be waived.
In anticipation of the Conversion, purchase orders, exchange orders, and redemption orders will only be accepted by the Acquired Fund until the dates indicated below:
Final Date to Purchase Fund Shares for Existing Shareholders	Final Date to Redeem Fund Shares or Exchange Fund Shares for another Hartford Mutual Fund
November 6, 2026	November 12, 2026
IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT
QUESTIONS AND ANSWERS
The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to the Conversion.
Q.
What types of shareholder accounts can receive shares of the Acquiring Fund as part of the Conversion?
A. If you hold your shares of the Acquired Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as exchange-traded funds (ETFs) or other types of stocks, then you will be eligible to receive shares of the Acquiring Fund in the Conversion. No further action is required.
Q. What types of shareholder accounts cannot receive shares of the Acquiring Fund as part of the Conversion and what will happen if I have such an account?
A. The following account types cannot hold shares of ETFs:
Non-Accommodating Brokerage Accounts. If you hold your shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Conversion, you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund shares as of the Conversion Date, which is a taxable event.
Retirement Accounts Held with Financial Intermediary. If you hold your shares of the Acquired Fund through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Conversion or, if applicable, your financial intermediary may transfer your investment in the Acquired Fund to a different investment option prior to the Conversion.
Direct Held Retirement and Qualified Accounts. If you own shares of the Acquired Fund in a directly held retirement account, such as an IRA, or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a. (a “Direct Held Qualified Account”), we encourage you to (i) transfer your Acquired Fund shares to a brokerage account that can accept shares of the Acquiring Fund (see “Direct Accounts” below for more information) prior to the Conversion or (ii) provide instructions for the exchange or reinvestment of Acquired Fund shares prior to the Conversion. If a Direct Held Qualified Account shareholder does not provide instructions prior to the Conversion, your Acquired Fund shares will –    without any further notice –   be automatically exchanged on the Conversion Date for shares of The Hartford Short Duration Fund, a mutual fund managed by Hartford Funds Management Company, LLC (“Short Duration Fund”). This

automatic exchange provision is disclosed in the applicable custodial agreement and is applicable to each Direct Held Qualified Account. The Short Duration Fund has a different investment objective, principal investment strategy and principal risks than the Acquired Fund. If you do not wish for your Acquired Fund shares to be automatically exchanged for shares of the Short Duration Fund, you must contact the Acquired Fund at 1-888-843-7824 before the Conversion Date. If the Acquired Fund does not receive any instructions prior to the Conversion Date, your Acquired Fund shares held in the Direct Held Qualified Account will be exchanged for shares of the same class of the Short Duration Fund. More information will be provided in a separate letter to Direct Held Qualified Account shareholders.
Direct Accounts. If you hold your shares of the Acquired Fund in an account directly (i.e. not plan level or an omnibus position) with the Acquired Fund’s transfer agent, Hartford Administrative Services Company, you should transfer your shares of the Acquired Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Conversion. If such a change is not made prior to the Conversion, you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund shares as of the Conversion Date, which is a taxable event.
In some cases, the liquidation of your investment and return of cash, or the transfer of your investment to another fund, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.
If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 1-888-843-7824 or contact your financial professional or other financial intermediary.
Q. How do I transfer my Acquired Fund shares from a Direct Held Retirement and Qualified Account to a brokerage account that will accept the Acquiring Fund shares?
A. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Acquired Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account.
We suggest you provide your broker with a copy of your quarterly statement from the Acquired Fund. Your broker will require your account number with the Acquired Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Acquired Fund’s transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.
Q. How do I transfer my Acquired Fund shares from a Non-Accommodating Brokerage Account to a brokerage account that will accept the Acquiring Fund shares?
A. The broker where you hold your Acquired Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in Acquiring Fund shares. Contact your broker right away to make the necessary changes to your account.
Q. What if I do not want to own shares of the Acquiring Fund?
A. If you do not want to receive shares of the Acquiring Fund in connection with the Conversion, you can exchange your Acquired Fund shares for shares of the same class of another Hartford mutual fund if such share class is available or redeem your Acquired Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Before exchanging shares, you should also carefully read the Statutory Prospectus section entitled “How To Buy And Sell Shares - Exchanging Shares.” Redemption of your Acquired Fund shares will be a taxable event if you hold your shares in a taxable account. The last date to redeem your shares or exchange them into another Hartford mutual fund prior to the Conversion will be November 12, 2026. The date may change if the Conversion Date of the Conversion changes.
* * * * *
In connection with the Conversion discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the U.S. Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders of the Acquired Fund unless and until the registration statement becomes effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversion. After they are filed, free copies of the materials will be available on the SEC’s website at www.sec.gov. These materials also will be available at no charge by calling 1-888-843-7824.
This communication is for informational purposes only and does not constitute an offer to sell shares of the Acquiring Fund. No offer of securities of the Acquiring Fund will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.
(B) Amended and Restated Summary Section for Hartford Hybrid and Credit Opportunities Fund (formerly, Hartford Low Duration High Income Fund)
Effective immediately, the summary section for Hartford Hybrid and Credit Opportunities Fund (formerly, Hartford Low Duration High Income Fund) in the above referenced Statutory Prospectus is deleted in its entirety and replaced with the following:
HARTFORD HYBRID AND CREDIT OPPORTUNITIES FUND SUMMARY SECTION
(formerly, Hartford Low Duration High Income Fund)
INVESTMENT OBJECTIVE. The Fund seeks to provide long-term total return and current income.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or in The Hartford® SMART529® College Savings Plan. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 158 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Other expenses(2)	0.29%	0.29%	0.23%	0.38%	0.33%	0.26%	0.26%	0.16%
Total annual fund operating expenses	1.14%	1.89%	0.83%	1.48%	1.18%	0.86%	0.86%	0.76%
Fee waiver and/or expense reimbursement(3)	0.14%	0.14%	0.08%	0.16%	0.16%	0.14%	0.14%	0.11%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.00%	1.75%	0.75%	1.32%	1.02%	0.72%	0.72%	0.65%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Other expenses” for Class R3 have been restated to reflect the estimated transfer agency fees for the current fiscal year.
(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.00% (Class A), 1.75% (Class C), 0.75% (Class I), 1.32% (Class R3), 1.02% (Class R4), 0.72% (Class R5), 0.72% (Class Y), and 0.65% (Class F). This contractual arrangement will remain in effect through February 28, 2027 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
●
Your investment has a 5% return each year
●
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
●
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$399	$638	$896	$1,632
C	$278	$580	$1,008	$2,200
I	$77	$257	$453	$1,018
R3	$134	$452	$793	$1,755
R4	$104	$359	$634	$1,418
R5	$74	$260	$463	$1,048
Y	$74	$260	$463	$1,048
F	$66	$232	$412	$932
If you did not redeem your shares:
C	$178	$580	$1,008	$2,200
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by primarily investing in hybrid capital securities and other credit-related instruments of corporate issuers globally that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a total return and current income perspective. The Fund normally invests at least 80% of its assets in a combination of hybrid capital securities and other credit-related instruments. Hybrid capital securities and other credit related instruments include, but are not limited to, traditional preferred securities, trust preferred securities, floating rate preferred securities, convertible securities (including contingent convertible securities (“CoCos”) and additional tier 1 instruments), junior subordinated debt, corporate bonds, bank loans and loan participation interests, fixed-income securities issued by foreign governments (including quasi-sovereign debt), and U.S. government and U.S. government agency securities. The Fund may invest in certain restricted securities, such as securities that are only eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S.
The Fund may use derivatives such as futures, options, currency forwards and/or swaps to manage portfolio risk, to efficiently obtain exposure to hybrid capital securities and/or other credit-related instruments and for other investment purposes. The Fund may use futures to equitize cash.
The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective. Wellington Management will tactically shift the Fund’s holdings and asset allocations as appropriate based on market conditions and its view of investment opportunities across the capital structure of the global corporate universe. Wellington Management focuses on the hybrid and fixed income portion of the capital structure. The Fund uses both a top-down and bottom-up security selection approach. The Fund may invest in securities of any maturity or duration. The Fund normally invests in both investment grade securities and non-investment grade securities (also known as “junk bonds”).
The Fund’s investment manager, Hartford Funds Management Company, LLC, may seek to manage distributions throughout the year to help reduce fluctuations in monthly dividends. As a result, the Fund may not distribute all of its net investment income on a monthly basis.

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events (or threat thereof), such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Preferred and Other Hybrid Securities Risk –  Preferred and other hybrid securities may be subject to greater credit risk and other risks than more senior debt instruments. Preferred and other hybrid securities are also subject to risks related to limited or no voting rights, deferred and omitted distributions, interest rate risk, liquidity risk, regulatory or tax changes, volatility risk, and optional or mandatory redemption provisions. When debt obligations are prepaid or when securities are redeemed, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss. Investments in preferred and other hybrid securities may also be subject to extension risk (the risk that a rise in interest rates or credit spreads will extend the life of a security to a date later than the anticipated repayment date, causing the value of the investment to decrease). Trust preferred securities are issued by a special purpose trust that holds the subordinated debt of a company and, as such, are subject to the risks associated with such debt obligation. The market for trust preferred securities may be more volatile than those of conventional debt securities and there can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell its holdings.
Convertible Securities Risk –  Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
CoCos and additional tier 1 instruments are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” In certain circumstances, the principal of CoCos and additional tier 1 instruments may be written down to zero even when the underlying equity may retain value. The value of CoCos and additional tier 1 instruments is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos and additional tier 1 instruments; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Investments in CoCos and additional tier 1 instruments may be considered speculative.
Distribution Risk –  The Fund is not designed to provide a predictable level of dividend income. The income payable on the Fund’s investments in general and the availability of investment opportunities varies based on market conditions. In addition, the Fund may not be effective in identifying income producing securities and managing distributions; as a result, the level of dividend income will fluctuate. The Fund’s investments are subject to various risks including the risk that the counterparty will not pay income when due which may adversely impact the level and volatility of dividend income paid by the Fund. The Fund does not guarantee that distributions will always be paid or that such dividends will not fluctuate.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Loans and Loan Participations Risk –  Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Counterparty Risk –  The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.

Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Event Risk –  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s foreign investments. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Restricted Securities Risk –  Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
U.S. Government Securities Risk –  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and ”More Information About Risks“ in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information provides some indication of the risks of investing in the Fund. Keep in mind that past performance (before and after taxes) does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns for the Fund in the bar chart and table:
●
Assume reinvestment of all dividends and distributions
●
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
●
Reflect the Fund’s performance when it pursued different investment objectives and principal investment strategies prior to July 31, 2026
The bar chart:
●
Shows how the Fund’s total return has varied from year to year
●
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
●
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	11.15%	June 30, 2020
Worst Quarter Return	-15.41%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of three indices. Effective July 31, 2026, the Fund changed its performance index from the ICE BofA 1-3 Year BB-B US Cash Pay High Yield Index to the ICE BofA US All Capital Securities Index because the Fund’s investment manager believes that the new performance index better reflects the Fund’s revised investment strategy. The Bloomberg US Aggregate Bond Index serves as the Fund’s regulatory index and provides a broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2025 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	4.04%	4.24%	4.84%
– Return After Taxes on Distributions	1.34%	1.77%	2.64%
– Return After Taxes on Distributions and Sale of Fund Shares	2.34%	2.14%	2.74%
Share Classes (Return Before Taxes)
Class C	5.46%	4.10%	4.38%
Class I	7.65%	5.15%	5.39%
Class R3	6.92%	4.54%	4.84%
Class R4	7.24%	4.87%	5.16%
Class R5	7.57%	5.18%	5.47%
Class Y	7.57%	5.17%	5.46%
Class F*	7.64%	5.20%	5.46%
ICE BofA US All Capital Securities Index (reflects no deduction for fees, expenses or taxes)	6.77%	2.41%	4.64%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
ICE BofA 1-3 Year BB-B US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	7.46%	5.30%	5.51%
*
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to the inception date of Class F has not been adjusted to reflect the operating expenses of Class F.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Noah C. Atlas, CFA	Managing Director and Fixed Income Portfolio Manager	July 2026
On June 3, 2026, The Hartford Insurance Group, Inc. (“The Hartford”) and Wellington Management announced that they had reached a definitive agreement under which Wellington Investment Advisors Holdings, LLP (“WIAH”), Wellington Management’s corporate parent, will acquire Hartford Funds Management Group, Inc. (“HFMG”), the direct parent company of Hartford Funds Management Company, LLC (“HFMC”), and certain affiliates (including HFMC). Upon closing, HFMG will be integrated into Wellington’s U.S. Wealth business. The resulting company will be wholly owned by Wellington Management and will operate under the Wellington name. The transaction has been approved by both The Hartford and Wellington Management and is expected to close in the first quarter of 2027. Following the closing of the above transaction, HFMC or an affiliate will continue to serve as the investment manager to the Fund contingent upon the approval of the Fund’s Board of Directors and the Fund’s shareholders.
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 801 Pennsylvania Ave, Suite 219060, Kansas City, MO 64105-1307.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial professional), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
(C) Prior Performance of Wellington Management
Effective immediately, the section entitled “Prior Performance of Wellington Management” related to the Hybrid Capital Opportunities Broad Composite is deleted in its entirety and replaced with the following:
Prior Performance of Wellington Management
The following tables present the past performance of a composite of certain accounts managed by Wellington Management, which serves as sub-adviser to the Hybrid and Credit Opportunities Fund (references to the “Fund” in this section refer to the Hybrid and Credit Opportunities Fund). The Hybrid Capital Opportunities Broad Composite (the “Composite”) consists of all accounts under discretionary management by Wellington Management in Wellington Management’s hybrid capital opportunities strategy that have investment objectives, policies and strategies substantially similar to those of the Fund. The performance of the Composite reflects the performance of Wellington Management. The performance of the Composite has been adjusted to reflect the operating costs of Class A shares of the Fund. Historical performance has been prepared in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. Returns reflect all income, gains and losses and reinvestment of any dividends or capital gains without provision for federal or state income tax. Because the gross performance data of the Composite shown in the tables does not reflect the deduction of investment advisory fees paid by the Fund and certain other expenses that would be applicable to the Fund, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Wellington Management in managing all hybrid capital opportunities portfolios, with investment objectives, policies and strategies substantially similar to those of the Fund. To calculate the performance of the Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge), the total annual fund operating expenses (before fee waivers and/or expense reimbursements) for Class A shares and the maximum sales charge payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. To calculate the performance of the Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges), only the total annual fund operating expenses (before fee waivers and/or expense reimbursements) for Class A shares, as set forth in the Fund’s fee table in the Summary Section, were used. To calculate the performance of the Composite (Net of Class A expenses (after fee waivers and/or expense reimbursements) but excluding Class A sales charges), only the total annual fund operating expenses (after fee waivers and/or expense reimbursements) for Class A shares, as set forth in the Fund’s fee table in the Summary Section, were used. In each case, the expenses are higher than the highest total expenses applicable to any account in the Composite.
Certain accounts that are included in the Composite may not be subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite may have been less favorable had it been regulated as an investment company under the federal securities laws.
The historical performance of the Composite is not that of the Fund, is not a substitute for the Fund’s performance and is not necessarily indicative of the Fund’s future results. The Fund’s actual performance may differ significantly from the past performance of the Composite. The personnel who managed the accounts that make up the Composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the Fund. While the accounts in the Composite experience inflows and outflows of cash, there can be no assurance that the continuous offering of the Fund’s shares and its obligation to redeem its shares will not adversely affect the performance of the Fund.
COMPOSITE PERFORMANCE
Average annual total returns for the periods ended December 31, 2025
	1 Year	Since Inception (October 31, 2022)
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge)*, **	5.87%	11.22%
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges)*	9.15%	12.30%
Composite (Net of Class A expenses (after fee waivers and/or expense reimbursements) but excluding Class A sales charges)*	9.30%	12.46%
Composite (Gross)*	10.39%	13.58%
ICE BofA US All Capital Securities Index (reflects no deduction for fees, expenses or taxes)*	6.77%	8.91%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)*	7.30%	5.31%
*
This is not the performance of the Fund. The inception date of the Composite is October 31, 2022.
**
Reflects the maximum front-end sales charge applicable to Class A shares of the Fund, which is 3.00% (as a percentage of offering price).
Total returns for the periods ended December 31
	2022*	2023	2024	2025
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge)**, ***	0.32%	11.18%	8.25%	5.87%
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges)**	3.42%	14.61%	11.60%	9.15%
Composite (Net of Class A expenses (after fee waivers and/or expense reimbursements) but excluding Class A sales charges)**	3.45%	14.77%	11.75%	9.30%
Composite (Gross)**	3.62%	15.92%	12.87%	10.39%
ICE BofA US All Capital Securities Index (reflects no deduction for fees, expenses or taxes)**	2.44%	9.29%	9.61%	6.77%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)**	2.78%	5.53%	1.25%	7.30%
*
Returns reflect since October 31, 2022.
**
This is not the performance of the Fund.
***
Reflects the maximum front-end sales charge applicable to Class A shares of the Fund, which is 3.00% (as a percentage of offering price).
Past performance does not guarantee future results. Performance for the periods subsequent to those periods reflected herein may be lower.
Please see “Performance Notes” for a description of the indices.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7796
August 2026